                                       UNITED STATES BANKRUPTCY COURT
                                            DISTRICT OF DELAWARE


IN RE: EVOLVE SOFTWARE, INC, et al.                                           CASE NO.: 03-10841
                    Debtor                                                    REPORTING PERIOD:  AUGUST 2003


                                          MONTHLY OPERATING REPORT
          FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH


Submit copy of report to any official committee appointed in the case.

============================================================================================================
                                                                                       DOCUMENT  EXPLANATION
 REQUIRED DOCUMENTS                                                       FORM NO.     ATTACHED   ATTACHED
======================================================================  =============  ========  ===========
 Schedule of Cash Receipts and Disbursements                            MOR-1             X
----------------------------------------------------------------------  -------------  --------  -----------
      Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)     X
----------------------------------------------------------------------  -------------  --------  -----------
      Copies of bank statements                                                           X
----------------------------------------------------------------------  -------------  --------  -----------
      Cash disbursements journals                                                         X
----------------------------------------------------------------------  -------------  --------  -----------
 Statement of Operations                                                MOR-2             X
----------------------------------------------------------------------  -------------  --------  -----------
 Balance Sheet                                                          MOR-3             X
----------------------------------------------------------------------  -------------  --------  -----------
 Status of Postpetition Taxes                                           MOR-4             X
----------------------------------------------------------------------  -------------  --------  -----------
     Copies of IRS Form 6123 or payment receipt                                          N/A     See MOR4
----------------------------------------------------------------------  -------------  --------  -----------
     Copies of tax returns filed during reporting period                                  X
----------------------------------------------------------------------  -------------  --------  -----------
 Summary of Unpaid Postpetition Debts                                   MOR-4             X
----------------------------------------------------------------------  -------------  --------  -----------
     Listing of aged accounts payable                                                     X
----------------------------------------------------------------------  -------------  --------  -----------
 Accounts Receivable Reconciliation and Aging                           MOR-5             X
----------------------------------------------------------------------  -------------  --------  -----------
 Debtor Questionnaire                                                   MOR-5             X
============================================================================================================

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and he attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                               Date


_______________________________________
Signature of Joint Debtor                                         Date


_______________________________________
Signature of Authorized Individual*                               Date


_______________________________________
Printed Name of Authorized Individual                             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                                                  FORM MOR
                                                                                              (9/99)

IN RE: EVOLVE SOFTWARE, INC, et al.                                                       CASE NO.: 03-10841
                    Debtor                                                                REPORTING PERIOD:  AUGUST 2003

                            SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM
IR-1) . Attach copies of the bank statements and the cash disbursements journal.
The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

========================================================================================================================
                                                       BANK ACCOUNTS                              CURRENT MONTH
                                            OPER.            MM                CD             ACTUAL         PROJECTED
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 CASH BEGINNING OF MONTH                  432,519.16   8,229,403.47        1,795,901.56   10,457,824.19   10,457,824.19
----------------------------------  -----------------  -------------  ------------------  --------------  --------------

----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 RECEIPTS
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 CASH  SALES                                                                                          -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 ACCOUNTS RECEIVABLE                                                                                  -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 ACCOUNTS RECEIVABLE - TRANSFER *                                                                     -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 LOANS AND ADVANCES                                                                                   -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 SALE  OF  ASSETS                                                                                     -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 DEPOSIT REFUNDS                            3,806.54                                           3,806.54        3,806.54
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 EXPENSE REIMBURSEMENTS                     1,308.00                                           1,308.00        1,308.00
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 INTEREST/DIVIDEND REVENUE                     35.01       7,737.11              201.43        7,973.55        7,973.55
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 OTHER  (ATTACH  LIST)                                                                                -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------

----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 TRANSFERS - BETWEEN ACCOUNTS                          1,729,596.12       (1,729,596.12)              -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------

==================================  =================  =============  ==================  ==============  ==============
     TOTAL  RECEIPTS                        5,149.55   1,737,333.23       (1,729,394.69)      13,088.09       13,088.09
----------------------------------  -----------------  -------------  ------------------  --------------  --------------

----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 DISBURSEMENTS
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 NET PAYROLL                                                                                          -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 PAYROLL TAXES                                835.21                                             835.21          835.21
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 SALES, USE, & OTHER TAXES                  3,231.67                                           3,231.67        3,231.67
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 SECURED/ RENTAL/ LEASES                  108,350.24   1,729,596.12                        1,837,946.36    1,837,946.36
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 INSURANCE                                                                                            -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 ADMINISTRATIVE                             3,190.24      11,479.45                           14,669.69       14,669.69
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 SELLING                                   51,750.00                                          51,750.00       51,750.00
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 EMPLOYEE BENEFITS                          4,500.49                                           4,500.49        4,500.49
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 EMPLOYEE BENEFIT PROVIDERS                                                                           -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 EMPLOYEE TRAVEL REIMBURSEMENTS                                                                       -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 OTHER  (ATTACH  LIST)                                                                                -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------

----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 PROFESSIONAL FEES & COSTS:
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
    LAWYERS                                63,677.73      12,959.32                           76,637.05       76,637.05
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
    ACCOUNTANTS                                                                                       -               -
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
    ADMINISTAR                              6,307.99                                           6,307.99        6,307.99
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
    CONSULTANTS                             2,713.32                                           2,713.32        2,713.32
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 U.S. TRUSTEE  QUARTERLY FEES              12,500.00                                          12,500.00       12,500.00
----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 COURT COSTS                                                                                          -               -
==================================  =================  =============  ==================  ==============  ==============
 TOTAL DISBURSEMENTS                      257,056.89   1,754,034.89                   -    2,011,091.78    2,011,091.78
----------------------------------  -----------------  -------------  ------------------  --------------  --------------

----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 NET CASH FLOW                           (251,907.34)    (16,701.66)      (1,729,394.69)  (1,998,003.69)  (1,998,003.69)
                                    -----------------  -------------  ------------------  --------------  --------------
 (RECEIPTS LESS DISBURSEMENTS)
----------------------------------  -----------------  -------------  ------------------  --------------  --------------

----------------------------------  -----------------  -------------  ------------------  --------------  --------------
 CASH - END OF MONTH                      180,611.82   8,212,701.81           66,506.87    8,459,820.50    8,459,820.50
========================================================================================================================


==================================================================
                                       CUMULATIVE FILING TO DATE
                                        ACTUAL         PROJECTED
----------------------------------  --------------  --------------
 CASH BEGINNING OF MONTH             3,726,860.15    3,726,860.15
----------------------------------  --------------  --------------

 RECEIPTS
 CASH  SALES                                    -               -
----------------------------------  --------------  --------------
 ACCOUNTS RECEIVABLE                 2,838,222.64    2,838,222.64
----------------------------------  --------------  --------------
 ACCOUNTS RECEIVABLE - TRANSFER *   (1,539,739.24)  (1,539,739.24)
----------------------------------  --------------  --------------
 LOANS AND ADVANCES                             -               -
----------------------------------  --------------  --------------
 SALE  OF  ASSETS                    9,289,186.24    9,289,186.24
----------------------------------  --------------  --------------
 DEPOSIT REFUNDS                        26,788.07       26,788.07
----------------------------------  --------------  --------------
 EXPENSE REIMBURSEMENTS                 95,109.34       95,109.34
----------------------------------  --------------  --------------
 INTEREST/DIVIDEND REVENUE              47,382.61       47,382.61
----------------------------------  --------------  --------------
 OTHER  (ATTACH  LIST)                          -               -
----------------------------------  --------------  --------------
                                                -
----------------------------------  --------------  --------------
 TRANSFERS - BETWEEN ACCOUNTS                   -               -
----------------------------------  --------------  --------------

==================================  ==============  ==============
     TOTAL  RECEIPTS                10,756,949.66   10,756,949.66
----------------------------------  --------------  --------------

 DISBURSEMENTS
----------------------------------  --------------  --------------
 NET PAYROLL                         1,411,398.36    1,411,398.36
----------------------------------  --------------  --------------
 PAYROLL TAXES                         846,969.98      846,969.98
----------------------------------  --------------  --------------
 SALES, USE, & OTHER TAXES             142,403.42      142,403.42
----------------------------------  --------------  --------------
 SECURED/ RENTAL/ LEASES             1,942,158.93    1,942,158.93
----------------------------------  --------------  --------------
 INSURANCE                             863,585.64      863,585.64
----------------------------------  --------------  --------------
 ADMINISTRATIVE                         66,766.42       66,766.42
----------------------------------  --------------  --------------
 SELLING                                71,960.68       71,960.68
----------------------------------  --------------  --------------
 EMPLOYEE BENEFITS                     223,743.55      223,743.55
----------------------------------  --------------  --------------
 EMPLOYEE BENEFIT PROVIDERS              8,746.92        8,746.92
----------------------------------  --------------  --------------
 EMPLOYEE TRAVEL REIMBURSEMENTS        163,497.42      163,497.42
----------------------------------  --------------  --------------
 OTHER  (ATTACH  LIST)                          -               -
----------------------------------  --------------  --------------

 PROFESSIONAL FEES & COSTS:
----------------------------------  --------------  --------------
    LAWYERS                             77,420.69       77,420.69
----------------------------------  --------------  --------------
    ACCOUNTANTS                          9,174.00        9,174.00
----------------------------------  --------------  --------------
    ADMINISTAR                          96,225.03       96,225.03
----------------------------------  --------------  --------------
    CONSULTANTS                         86,688.27       86,688.27
----------------------------------  --------------  --------------
 U.S. TRUSTEE  QUARTERLY FEES           13,250.00       13,250.00
----------------------------------  --------------  --------------
 COURT COSTS                                    -               -
==================================  ==============  ==============
 TOTAL DISBURSEMENTS                 6,023,989.31    6,023,989.31
----------------------------------  --------------  --------------

 NET CASH FLOW                       4,732,960.35    4,732,960.35
                                    --------------  --------------
 (RECEIPTS LESS DISBURSEMENTS)
----------------------------------  --------------  --------------
 CASH - END OF MONTH                 8,459,820.50    8,459,820.50
==================================  ==============  ==============

* ACCOUNTS RECEIVABLE TRANSFER - AFTER RECEIVABLES WERE BOUGHT BY PRIMAVERA, WE CONTINUED TO COLLECT THEM AND
THEN TRANSFER THEM TO PRIMAVERA

                                   THE FOLLOWING SECTION MUST BE COMPLETED
===============================================================================================================
 DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
-------------------------------------------------------------------------------------------------  ------------
 TOTAL DISBURSEMENTS                                                                               2,011,091.78
-------------------------------------------------------------------------------------------------  ------------
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                        -
-------------------------------------------------------------------------------------------------  ------------
    PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                          -
-------------------------------------------------------------------------------------------------  ------------
 TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                   2,011,091.78
===============================================================================================================
                                                                                                    FORM MOR-1
                                                                                                        (9/99)

IN RE: EVOLVE SOFTWARE, INC, et al.                                                  CASE NO.: 03-10841
                    Debtor                                                           REPORTING PERIOD:  AUGUST 2003

                                            BANK RECONCILIATIONS
                                         CONTINUATION SHEET FOR MOR-1
                    A bank reconciliation must be included for each bank account.  The debtor's bank reconciliation may be substituted for this page.

===================================================================================================================
                                               Operating              Money Market                 CD

                                                                                        -------------------
                                        # 1891571489              # 1891730580          # 9397-5000001040-1
--------------------------------------  ------------------------  --------------------  ---------------------------
 BALANCE PER BOOKS                        180,611.82              8,212,701.81                    66,506.87
--------------------------------------  ------------------------  --------------------  ---------------------------

--------------------------------------  ------------------------  --------------------  ---------------------------
 BANK BALANCE                             198,180.57              8,210,055.68                    66,506.87
--------------------------------------  ------------------------  --------------------  ---------------------------
 (+) DEPOSITS IN TRANSIT (ATTACH LIST)             -
                                        ------------------------  --------------------  ---------------------------
 (-) OUTSTANDING CHECKS (ATTACH LIST)     (17,568.75)
                                        ------------------------  --------------------  ---------------------------
 EXCESS BANK FEES - TO BE REFUNDED                                    2,646.13
                                        ------------------------  --------------------  ---------------------------
 OTHER  (ATTACH EXPLANATION)
                                        ------------------------  --------------------  ---------------------------
 ADJUSTED BANK BALANCE *                  180,611.82              8,212,701.81                    66,506.87
======================================  ========================  ====================  ===========================
 *  Adjusted bank balance must equal
    balance per books

                                        ========================  ====================  ===========================
 DEPOSITS IN TRANSIT                        Date         Amount       Date      Amount         Date          Amount
                                        =============  =========  ============  ======  ===================  ======

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        ========================  ====================  ===========================



                                        ========================  ====================  ===========================
 CHECKS OUTSTANDING                         Ck. #        Amount      Ch. #      Amount          Ck. #        Amount
                                        =============  =========  ============  ======  ===================  ======
                                               21702      482.00
                                        =============  =========  ------------  ------  -------------------  ------
                                               22279    4,500.49
                                                       ---------  ------------  ------  -------------------  ------
                                               22280    2,612.30
                                                       ---------  ------------  ------  -------------------  ------
                                               22283    6,307.99
                                                       ---------  ------------  ------  -------------------  ------
                                               22284      402.80
                                                       ---------  ------------  ------  -------------------  ------
                                               22285       31.50
                                                       ---------  ------------  ------  -------------------  ------
                                               22286    3,231.67
                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        -------------  ---------  ------------  ------  -------------------  ------
                                        Total          17,568.75
===================================================================================================================


 OTHER
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                                               FORM MOR-1 (CON'T)
                                                                                                     (9/99)

IN RE: EVOLVE SOFTWARE, INC, et a           CASE NO.: 03-10841
                        Debtor              REPORTING PERIOD:  AUGUST 2003

                         CASH DISBURSEMENTS JOURNAL


    CHECK #       DATE                   PAYEE                   AMOUNT
--------------  ---------  ---------------------------------  ------------
   22276        8/18/2003  Office of the US Trustee              12,500.00
   22275        8/19/2003  Phoenix Leasing Incorporated         108,350.24
   22277        8/19/2003  Young, Conaway, Stargatt & Taylor     63,677.73
   Wire         8/19/2003  Alphablox                             51,750.00
   22278        8/25/2003  Kenneth Bozzini                        2,713.32
   22279        8/25/2003  Amerihealth Administrators             4,500.49
   22280        8/25/2003  EdgarFilings                           2,612.30
   22281        8/25/2003  Shotgun Delivery                          18.32
   22282        8/25/2003  Iron Mountain                            282.13
   22283        8/25/2003  Administar Services Group              6,307.99
   22284        8/28/2003  Connecticut Department of Labor          402.80
   22285        8/28/2003  New York Department of Labor              31.50
   22286        8/28/2003  Delaware Secretary of State            3,231.67
Bank fees       8/31/2003  Bank fees                                277.49
   Wire         8/31/2003  Ceridian                                 400.91
                                                              ------------
   Total Disbursements from Checking Account                    257,056.89
                                                              ============

Bank fees        08/08/03  Letter-of-credit interest             11,479.45
Bank fees        08/08/03  Letter-of-credit attorney fees        12,959.32
   LOC           08/08/03  Providian                            108,694.50
   LOC           08/08/03  BEP Emerytech                      1,620,901.62
                                                              ------------
   Total Disbursements from Money Market                      1,754,034.89
                                                              ============

IN RE: EVOLVE SOFTWARE, INC, et al.                                        CASE NO.: 03-10841
                        Debtor                                             REPORTING PERIOD:  AUGUST 2003

                                        STATEMENT OF OPERATIONS
                                          (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is  realized and expenses when they are incurred, regardless of when cash is actually received or paid.

=========================================================================================================
                                                                                            CUMULATIVE
REVENUES                                                                         MONTH    FILING TO DATE
-----------------------------------------------------------------------------  ---------  ---------------
 Gross Revenues                                                                       -        4,770,193
-----------------------------------------------------------------------------  ---------  ---------------
 Less:  Returns and Allowances                                                                         -
=============================================================================  =========  ===============
 Net Revenue                                                                          -        4,770,193
-----------------------------------------------------------------------------  ---------  ---------------
 COST OF GOODS SOLD
-----------------------------------------------------------------------------  ---------  ---------------
 Beginning Inventory                                                                                   -
-----------------------------------------------------------------------------  ---------  ---------------
 Add: Purchases                                                                                        -
-----------------------------------------------------------------------------  ---------  ---------------
 Add: Cost of Labor                                                                                    -
-----------------------------------------------------------------------------  ---------  ---------------
 Add: Other Costs (attach schedule)                                                                    -
-----------------------------------------------------------------------------  ---------  ---------------
 Less: Ending Inventory                                                                                -
-----------------------------------------------------------------------------  ---------  ---------------
 Cost of Goods Sold                                                             (20,160)         280,239
=============================================================================  =========  ===============
 Gross Profit                                                                    20,160        4,489,954
-----------------------------------------------------------------------------  ---------  ---------------
 OPERATING EXPENSES
 Advertising/Marketing                                                                -           21,278
-----------------------------------------------------------------------------  ---------  ---------------
 Auto and Truck Expense                                                               -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Bad Debts                                                                            -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Contributions                                                                        -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Employee Benefits Programs                                                       4,500           87,615
-----------------------------------------------------------------------------  ---------  ---------------
 Insider Compensation*                                                                -          528,666
-----------------------------------------------------------------------------  ---------  ---------------
 Insurance                                                                        3,789        1,083,807
-----------------------------------------------------------------------------  ---------  ---------------
 Management Fees/Bonuses                                                              -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Office Expense                                                                   6,728           17,235
-----------------------------------------------------------------------------  ---------  ---------------
 Pension & Profit-Sharing Plans                                                       -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Repairs and Maintenance                                                              -          107,169
-----------------------------------------------------------------------------  ---------  ---------------
 Rent and Lease Expense                                                               -          105,364
-----------------------------------------------------------------------------  ---------  ---------------
 Salaries/Commissions/Fees                                                        6,000        1,425,882
-----------------------------------------------------------------------------  ---------  ---------------
 Consultants                                                                     17,675           78,742
-----------------------------------------------------------------------------  ---------  ---------------
 Professional Fees                                                               29,014          263,337
-----------------------------------------------------------------------------  ---------  ---------------
 Supplies                                                                             -            1,317
-----------------------------------------------------------------------------  ---------  ---------------
 Taxes - Payroll                                                                    240          113,529
-----------------------------------------------------------------------------  ---------  ---------------
 Taxes - Real Estate                                                                  -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Taxes - Other                                                                        -            2,000
-----------------------------------------------------------------------------  ---------  ---------------
 Travel and Entertainment                                                           662          123,628
-----------------------------------------------------------------------------  ---------  ---------------
 Utilities                                                                            -           68,008
-----------------------------------------------------------------------------  ---------  ---------------
 Other (attach schedule)                                                              -                -
=============================================================================  =========  ===============
 Total Operating Expenses Before Depreciation                                    68,608        4,027,577
-----------------------------------------------------------------------------  ---------  ---------------
 Depreciation/Depletion/Amortization                                                  -          245,349
=============================================================================  =========  ===============
 Net Profit (Loss) Before Other Income & Expenses                               (48,448)         217,028
-----------------------------------------------------------------------------  ---------  ---------------
 OTHER INCOME AND EXPENSES
-----------------------------------------------------------------------------  ---------  ---------------
 Other Income (attach schedule) - interest revenue                                7,983           47,481
-----------------------------------------------------------------------------  ---------  ---------------
 Interest Expense                                                               (11,517)         (11,615)
-----------------------------------------------------------------------------  ---------  ---------------
 Other Expense (attach schedule) - foreign exchange gain/(loss)                 (58,946)           2,187
=============================================================================  =========  ===============
 Net Profit (Loss) Before Reorganization Items                                 (110,928)         255,081
-----------------------------------------------------------------------------  ---------  ---------------
 REORGANIZATION ITEMS
-----------------------------------------------------------------------------  ---------  ---------------
 Professional Fees                                                              (22,891)        (317,703)
-----------------------------------------------------------------------------  ---------  ---------------
 Consultants                                                                                           -
-----------------------------------------------------------------------------  ---------  ---------------
 U. S. Trustee Quarterly Fees                                                    (2,500)         (19,750)
-----------------------------------------------------------------------------  ---------  ---------------
 Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                          -
-----------------------------------------------------------------------------  ---------  ---------------
 Gain (Loss) from Sale of Equipment                                                            8,560,341
-----------------------------------------------------------------------------  ---------  ---------------
 Other Reorganization Expenses - Administar                                      (8,789)        (105,231)
=============================================================================  =========  ===============
 Total Reorganization Expenses                                                  (34,180)       8,117,657
-----------------------------------------------------------------------------  ---------  ---------------
 Income Taxes                                                                         -                -
=============================================================================  =========  ===============
 Net Profit (Loss)                                                             (145,108)       8,372,738
=========================================================================================================

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                                              FORM MOR-2
                                                                                  (9/99)

IN RE: EVOLVE SOFTWARE, INC, et al.                                                CASE NO.: 03-10841
                        Debtor                                                     REPORTING PERIOD:  AUGUST 2003

                                                   BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

=================================================================================================================
                                                                         BOOK VALUE AT END OF     BOOK VALUE ON
                       ASSETS                                          CURRENT REPORTING MONTH    PETITION DATE
---------------------------------------------------------------------  ------------------------  ----------------
 CURRENT ASSETS
---------------------------------------------------------------------  ------------------------  ----------------
 Unrestricted Cash and Equivalents                                                8,393,313.63      1,930,958.59
---------------------------------------------------------------------  ------------------------  ----------------
 Restricted Cash and Cash Equivalents (see continuation sheet)                       66,506.87      1,795,901.56
---------------------------------------------------------------------  ------------------------  ----------------
 Accounts Receivable (Net)                                                           58,779.40      2,267,397.46
---------------------------------------------------------------------  ------------------------  ----------------
 Notes Receivable                                                                            -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Inventories                                                                                 -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Prepaid Expenses                                                                    13,688.58        848,681.78
---------------------------------------------------------------------  ------------------------  ----------------
 Professional Retainers                                                             144,987.74        398,210.38
---------------------------------------------------------------------  ------------------------  ----------------
 Other Current Assets (attach schedule)                                              95,600.55        185,083.18
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL CURRENT ASSETS                                                             8,772,876.77      7,426,232.95
---------------------------------------------------------------------  ------------------------  ----------------
 PROPERTY AND EQUIPMENT
---------------------------------------------------------------------  ------------------------  ----------------
 Real Property and Improvements                                                              -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Machinery and Equipment                                                                     -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Furniture, Fixtures and Office Equipment                                                    -      7,215,859.24
---------------------------------------------------------------------  ------------------------  ----------------
 Leasehold Improvements                                                                      -        113,831.00
---------------------------------------------------------------------  ------------------------  ----------------
 Vehicles                                                                                    -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Less Accumulated Depreciation                                                               -     (5,740,969.35)
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL PROPERTY & EQUIPMENT                                                                  -      1,588,720.89
---------------------------------------------------------------------  ------------------------  ----------------
 OTHER ASSETS
---------------------------------------------------------------------  ------------------------  ----------------
 Loans to Insiders*
---------------------------------------------------------------------  ------------------------  ----------------
 Other Assets (attach schedule)                                                   3,650,942.55      3,494,701.01
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL OTHER ASSETS                                                               3,650,942.55      3,494,701.01
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL ASSETS                                                                    12,423,819.32     12,509,654.85
=====================================================================  ========================  ================

=================================================================================================================
                                                                       BOOK VALUE AT END OF      BOOK VALUE ON
               LIABILITIES AND OWNER EQUITY                            CURRENT REPORTING MONTH   PETITION DATE
---------------------------------------------------------------------  ------------------------  ----------------
 LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
---------------------------------------------------------------------  ------------------------  ----------------
 Accounts Payable                                                                   144,464.95                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Taxes Payable (refer to FORM MOR-4)                                                         -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Wages Payable                                                                               -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Notes Payable                                                                               -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Rent / Leases - Building/Equipment                                                          -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Secured Debt / Adequate Protection Payments                                                 -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Professional Fees                                                                   10,000.00                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Amounts Due to Insiders*                                                                    -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Other Postpetition Liabilities (attach schedule)                                   143,158.15      5,826,577.75
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL POSTPETITION LIABILITIES                                                     297,623.10      5,826,577.75
---------------------------------------------------------------------  ------------------------  ----------------
 LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
---------------------------------------------------------------------  ------------------------  ----------------
 Secured Debt                                                                           803.67          1,390.97
---------------------------------------------------------------------  ------------------------  ----------------
 Priority Debt                                                                       61,141.30        445,198.40
---------------------------------------------------------------------  ------------------------  ----------------
 Unsecured Debt                                                                   1,271,372.19      3,816,369.81
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL PRE-PETITION LIABILITIES                                                   1,333,317.16      4,262,959.18
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL LIABILITIES                                                                1,630,940.26     10,089,536.93
---------------------------------------------------------------------  ------------------------  ----------------
 OWNER EQUITY
---------------------------------------------------------------------  ------------------------  ----------------
 Capital Stock                                                                       10,426.49         10,466.04
---------------------------------------------------------------------  ------------------------  ----------------
 Additional Paid-In Capital                                                     271,217,625.50    271,217,563.00
---------------------------------------------------------------------  ------------------------  ----------------
 Partners' Capital Account
---------------------------------------------------------------------  ------------------------  ----------------
 Owner's Equity Account
---------------------------------------------------------------------  ------------------------  ----------------
 Retained Earnings - Pre-Petition                                              (268,807,911.12)  (268,807,911.12)
---------------------------------------------------------------------  ------------------------  ----------------
 Retained Earnings - Postpetition                                                 8,372,738.19                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Adjustments to Owner Equity (attach schedule)
---------------------------------------------------------------------  ------------------------  ----------------
 Postpetition Contributions (Distributions) (Draws) (attach schedule)
---------------------------------------------------------------------  ------------------------  ----------------
 NET OWNER EQUITY                                                                10,792,879.06      2,420,117.92
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL LIABILITIES AND OWNERS' EQUITY                                            12,423,819.32     12,509,654.85
=================================================================================================================
                                                                                                 FORM MOR-3
 *"Insider" is defined in 11 U.S.C. Section 101(31).                                                       (9/99)
                                                                                             -                 -

IN RE: EVOLVE SOFTWARE, INC, et al.                          CASE NO.: 03-10841
                        Debtor                               REPORTING PERIOD:  AUGUST 2003


                             BALANCE SHEET - CONTINUATION SHEET


===========================================================================================
                                                      BOOK VALUE AT END OF    BOOK VALUE ON
               ASSETS                                CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
 Other Current Assets
                                                     -----------------------  -------------
      Miscellaneous receivables                                    88,810.55     117,423.03
      ---------------------------------------------  -----------------------  -------------
      Deposits                                                      6,790.00      67,660.15
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------
                                                                   95,600.55     185,083.18
---------------------------------------------------  -----------------------  -------------
 Other Assets
                                                     -----------------------  -------------
      Intercompany receivable from subsidiaries                 3,650,942.55   3,494,701.01
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
                                                     BOOK VALUE AT END OF     BOOK VALUE ON
        LIABILITIES AND OWNER EQUITY                 CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
 Other Postpetition Liabilities
                                                     -----------------------  -------------
      Payable to Primavera                                            250.00
      ---------------------------------------------  -----------------------  -------------
      Miscellaneous accruals                                       83,830.00      87,551.00
      ---------------------------------------------  -----------------------  -------------
      Royalties accrued                                            25,000.02              -
      ---------------------------------------------  -----------------------  -------------
      Deferred revenue                                             34,078.13   5,676,561.43
      ---------------------------------------------  -----------------------  -------------
      Deferred rent                                                        -      62,465.32
      ---------------------------------------------  -----------------------  -------------
            Total                                                 143,158.15   5,826,577.75
---------------------------------------------------  -----------------------  -------------
 Adjustments to Owner Equity
                                                     -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------
      None
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
 Postpetition Contributions (Distributions) (Draws)
                                                     -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------
      None
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

===========================================================================================



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.



                                                                       FORM MOR-3 (CON'T)
                                                                       (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                                    CASE NO.:  03-10841
                         Debtor                                         REPORTING PERIOD:  AUGUST 2003

                                      STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

==========================================================================================================
                                    BEGINNING    AMOUNT                                        ENDING
                                       TAX     WITHHELD OR    AMOUNT      DATE    CHECK NO.      TAX
                                    LIABILITY    ACCRUED       PAID       PAID     OR EFT     LIABILITY
==================================  =========  ===========  ==========  ========  =========  =============
 FEDERAL                            All payroll taxes are paid directly by our payroll processing company,
----------------------------------  ----------------------------------------------------------------------
 Withholding                        Ceridian. They are withheld and taken from our bank account by Ceridan
----------------------------------  ----------------------------------------------------------------------
 FICA-Employee                      at the time our payroll is processed.
----------------------------------  ----------------------------------------------------------------------
 FICA-Employer
----------------------------------  ---------  -----------  ----------  --------  ---------  -------------
 Unemployment
----------------------------------  ---------  -----------  ----------  --------  ---------  -------------
 Income
----------------------------------  ---------  -----------  ----------  --------  ---------  -------------
 Other:  Canada_________________            -                                                           -
==================================  =========  ===========  ==========  ========  =========  =============
    Total Federal Taxes                     -            -          -          -          -             -
==================================  =========  ===========  ==========  ========  =========  =============
 STATE AND LOCAL
==================================  =========  ===========  ==========  ========  =========  =============
 Withholding
----------------------------------  ---------  -----------  ----------  --------  ---------  -------------
 Sales                                      -                                                           -
----------------------------------  ---------  -----------  ----------  --------  ---------  -------------
 Excise
----------------------------------  ---------  -----------  ----------  --------  ---------  -------------
 Unemployment
----------------------------------  ---------  -----------  ----------  --------  ---------  -------------
 Real Property
----------------------------------  ---------  -----------  ----------  --------  ---------  -------------
 Personal Property                          -
----------------------------------  ---------  -----------  ----------  --------  ---------  -------------
 Other: Estimated DE Franchise Tax          -     3,231.67  (3,231.67)  08/28/03  22286
==================================  =========  ===========  ==========  ========  =========  =============
    Total State and Local                   -     3,231.67  (3,231.67)                                  -
==================================  =========  ===========  ==========  ========  =========  =============
 TOTAL TAXES                                -     3,231.67  (3,231.67)                                  -
==========================================================================================================

                               SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

=================================================================================================
                                                          NUMBER OF DAYS PAST DUE
                                            =====================================================
                                             Current    0-30  31-60  61-90   Over 90     Total
==========================================  ==========  ====  =====  =====  =========  ==========
 Accounts Payable                           131,401.61     -      -      -  13,063.34  144,464.95
------------------------------------------  ----------  ----  -----  -----  ---------  ----------
 Wages Payable                                                                                  -
------------------------------------------  ----------  ----  -----  -----  ---------  ----------
 Taxes Payable                                                                                  -
------------------------------------------  ----------  ----  -----  -----  ---------  ----------
 Rent/Leases-Building                                                                           -
------------------------------------------  ----------  ----  -----  -----  ---------  ----------
 Rent/Leases-Equipment                                                                          -
------------------------------------------  ----------  ----  -----  -----  ---------  ----------
 Secured Debt/Adequate Protection Payments                                                      -
------------------------------------------  ----------  ----  -----  -----  ---------  ----------
 Professional Fees                           10,000.00                                  10,000.00
------------------------------------------  ----------  ----  -----  -----  ---------  ----------
 Amounts Due to Insiders*                                                                       -
------------------------------------------  ----------  ----  -----  -----  ---------  ----------
 Other:__________________________                                                               -
------------------------------------------  ----------  ----  -----  -----  ---------  ----------
 Other:__________________________                                                               -
==========================================  ==========  ====  =====  =====  =========  ==========
 TOTAL POSTPETITION DEBTS                   141,401.61     -      -      -  13,063.34  154,464.95
=================================================================================================

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

-------------------------------------------------------------------------------------------------
Pay as they become due with cash-on-hand.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                                    FORM MOR-4
                                                                                    (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                   CASE NO.:  03-10841
                        Debtor                         REPORTING PERIOD:  AUGUST 2003

                               ACCOUNTS PAYABLE AGING


=====================================================================================
                                               NUMBER OF DAYS PAST DUE
                                ==========  =============================  ==========
                                 Current    0-30  31-60  61-90   Over 90     Total
==============================  ==========  ====  =====  =====  =========  ==========

ABE Staffing Services, LLC                                         181.50      181.50

Administar                        8,789.22                                   8,789.22

Arcus Data Security, Inc.                                          128.98      128.98

AT&T                                                             5,673.59    5,673.59

Baker & McKenzie                    690.60                                     690.60

BlackBerry                                                         676.64      676.64

Ceridan                           1,505.06                                   1,505.06

Computershare Investor Service                                     332.62      332.62

Entwistle, Lynda                    669.57                                     669.57

FKM Copier Products                                                 88.63       88.63

HQ Oakbrook                                                        243.17      243.17

HQ Penn Center                                                     142.93      142.93

Instashred Security Services                                       170.00      170.00

Iron Mountain                       653.44                         346.97    1,000.41

Luce Press Clippings                                               104.18      104.18

Mansell Group, Inc.                                                300.00      300.00

Mantis, Cecille                  10,435.00                                  10,435.00

Petrini Van and Storage Inc.         80.00                         227.10      307.10

PR Newswire                                                        763.04      763.04

Raindance Communications, Inc.                                     950.72      950.72

Sprint                                                           2,733.27    2,733.27

Young, Conaway                  108,578.72                                 108,578.72
                                -----------------------------------------------------
    Total                       131,401.61     -      -      -  13,063.34  144,464.95
                                =====================================================

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                                              CASE NO.:  03-10841
                         Debtor                                                   REPORTING PERIOD:  AUGUST 2003


                                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


===========================================================================================  ===================
 ACCOUNTS RECEIVABLE RECONCILIATION                                                                AMOUNT
===========================================================================================  ===================
 Total Accounts Receivable at the beginning of the reporting period                               58,779.40
-------------------------------------------------------------------------------------------  -------------------
 + Amounts billed during the period
-------------------------------------------------------------------------------------------  -------------------
 - Amounts collected during the period
-------------------------------------------------------------------------------------------  -------------------
 Total Accounts Receivable at the end of the reporting period                                     58,779.40
-------------------------------------------------------------------------------------------  -------------------

===========================================================================================  ===================
 ACCOUNTS RECEIVABLE AGING                                                                         AMOUNT
===========================================================================================  ===================
 0 - 30 days old
-------------------------------------------------------------------------------------------  -------------------
 31 - 60 days old
-------------------------------------------------------------------------------------------  -------------------
 61 - 90 days old
-------------------------------------------------------------------------------------------  -------------------
 91+ days old                                                                                     58,779.40
-------------------------------------------------------------------------------------------  -------------------
 Total Accounts Receivable                                                                        58,779.40
-------------------------------------------------------------------------------------------  -------------------
 Amount considered uncollectible (Bad Debt)                                                            -
-------------------------------------------------------------------------------------------  -------------------
 Accounts Receivable (Net)                                                                        58,779.40
-------------------------------------------------------------------------------------------  -------------------

                                            DEBTOR QUESTIONNAIRE

================================================================================================================
 MUST BE COMPLETED EACH MONTH                                                                   YES         NO
===========================================================================================  =========  ========
 1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                               X
-------------------------------------------------------------------------------------------  ---------  --------
 2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                                  X
-------------------------------------------------------------------------------------------  ---------  --------
 3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                      X
-------------------------------------------------------------------------------------------  ---------  --------
 4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                                  X
================================================================================================================

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Note to accounts receivable collections - all of our receivables less than 90 days old
----------------------------------------------------------------------------------------------------------------
    were sold to Primavera Software on 4/24/03.  We continue to collect payments from
----------------------------------------------------------------------------------------------------------------
    our former customers and transfer the funds to Primavera.  Therefore, the collections
----------------------------------------------------------------------------------------------------------------
    shown on the cash statement do not match our accounts receivable collections.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Note to #1 - we engaged a reseller to dispose of our remaining fixed assets for a
----------------------------------------------------------------------------------------------------------------
    guaranteed minimum of $50,000.  We will receive 60% of resell proceeds over
----------------------------------------------------------------------------------------------------------------
    $50,000 but under $100,000 and 35% of any proceeds thereafter.  Fixed assets were
----------------------------------------------------------------------------------------------------------------
    minimal and consisted principally of miscellaneous computer equipment.  The minimum
----------------------------------------------------------------------------------------------------------------
    was received in July.  Per the attached report, reseller realized $21,147.60 on these
----------------------------------------------------------------------------------------------------------------
    assets through August 31, 2003.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Note to #2 - we are using our prepetition bank accounts with permission of the court
----------------------------------------------------------------------------------------------------------------
    and do not have a debtor in possession account.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Note to #4 - all necessary insurance coverage is in effect.  However, since there are now
----------------------------------------------------------------------------------------------------------------
    no more employees and business is not being transacted, all insurance has expired or
----------------------------------------------------------------------------------------------------------------
    been canceled with the exception of fiduciary and directors and officers liability.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

                                                                                                     FORM MOR-5
                                                                                                     (9/99)